Exhibit 10.25

Agreement

Party A: Harbin Shijifeng Entertainment Tec. Co., Ltd Party B: Junlan Jia
    Party B: Harbin Taiai Beauty Co., Ltd.

In light that Party A and Wanda Hotel of Harbin Wanda Business Investment Co., Ltd entered into a leasing agreement of Harbin Wanda Sofetel hotel Spa, Beauty Salon Leasing Agreement, so as to gained the hotel’s Spa, beauty area leasing right.

In light that Party B has great advantages in operating Spa and beauty salon.

In light that the 16.4 term under the Harbin Wanda Sofetel hotel Spa, Beauty Salon Leasing Agreement, Harbin Shijifeng Entertainment Tec. Co., Ltd could transfer all its rights, obligations and liabilities to its related subsidiaries.

For better comply with the Harbin Wanda Sofetel hotel Spa, Beauty Salon Leasing Agreement, the two parties reached into the following agreements :

Party A needs to pay 500,000 Yuan as deposit to Wanda Hotel of Harbin Wanda Business Investment Co., Ltd, then each of the party should pay 250,000 Yuan. Party B should invest 2,000,000 Yuan into Spa-area decoration.

The deposit paid by Party B will be returned to Party B in the future, if the one party’s deposit was deducted for the other party’s reason, the fault party should compensate the deducting part of the deposit to the non-fault party.

The leasing term should be 10 years, will be calculated from Nov. 1, 2007
From the first year to the third year, Party B should pay 580,000 Yuan as the rental amount to Wanda Hotel of Harbin Wanda Business Investment Co., Ltd under the No. 6.2 Clause of the Harbin Wanda Sofetel hotel Spa, Beauty Salon Leasing Agreement, and should also pay 20,000 Yuan to Party A as the cooperation fees. From the fourth year to the tenth year, except the rental amount needs to be paid to Wanda Hotel of Harbin Wanda Business Investment Co., Ltd, under the Harbin Wanda Sofetel hotel Spa, Beauty Salon Leasing Agreement, Party B will not need to pay any charges.

All of the decoration matters within the Spa area should be Party B’s responsibility, Party A should not intervene in it.

Party B should be responsible for the water & electricity fees in the Spa area.

Breaching Liabilities :

1)
If Party A broke the agreement, and caused Party B can not operate, Party A should return the deposit and the decoration funds 2,250,000 in total to Party B within 3 days from the expiration date, and compensate 100,000 Yuan to Party B as the breaching funds.

2)
If Party A could not operate the Spa and beauty business in Wanda Sofetel hotel for Party A’s reason, Party A should return 250,000 Yuan of deposit to Party B within 3 days from receiving the notice, and compensate: 1. If the operation is less than 5 years, Party A should return 50% of the 1,500,000 Yuan of the decoration fees. 2. More than 5 years, compensate 6 months of rental amount and return the rest of the non-operating rental amount.

3)
Party B should comply with all of the hotel’s regulations and conditions during operating in Wanda Sofetel hotel. And should not engage in any law-breaking activities such as obscenity, drug taking and scrambling in the operating area and the hotel. If Party B broke the above regulations, the agreement will be terminated, and Party A won’t compensate on it. All of the decoration goods should not be damaged or changed by Party B, the decoration within the area belongs to Party A.

4)	Party B should not rent, transfer without Party A’s permission.

The two parties could enter into an additional agreement for any matters not mentioned in the agreement; the additional agreement has the legal effect with the agreement.

Four copies of the agreement, and two copies for each of the party. The agreement will be become effective after it is signed and sealed.

Signature
______________________

Party B: Harbin Taiai Beauty Co., Ltd.
Representative: Junlan Jia

Signature
________________________

Signing Date : July 25, 2007

Authorization

I hereby certify that Junlan Jia is authorized to be in charge of signing the leasing agreement of Harbin Wanda Sofetel hotel Spa, Beauty Salon Leasing Agreement.

Harbin Tai Ai Beauty Salon Co., Ltd